CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS RECORD SALES FOR FISCAL 2014
THIRD QUARTER AND NINE-MONTHS

--Sales Up 29.4 Percent for Quarter--

LOS ANGELES, CA –February 10, 2014 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2014 third quarter and nine-month period ended December 31, 2013 – reflecting continued growth of its rotating electrical business and the second full quarter of contributions from the company’s wheel hub product line.

Net sales for the fiscal 2014 third quarter increased 29.4 percent to $65.6 million from $50.7 million for the same period last year. Net income for the quarter was $1.1 million, or $0.08 per diluted share, compared with net income of $935,000, or $0.06 per diluted share, a year ago – reflecting the impact of mark-to-market warrant expense due to stock appreciation and the write-off of prior deferred loan origination fees associated with the previous loan.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the fiscal 2014 third quarter was $5.9 million, or $0.39 per diluted share, compared with $2.7 million, or $0.18 per diluted share, for the same period a year earlier.

Gross profit for the fiscal 2014 third quarter was $21.9 million compared with $16.3 million a year earlier. Gross profit as a percentage of sales was 33.4 percent compared with 32.2 percent a year earlier. Gross profit in the current fiscal year benefited from enhanced utilization of our facilities, due in part to higher production and purchasing volume.

Net sales for the nine months increased 17.3 percent to $182.0 million from $155.1 million a year ago. Net income for the fiscal 2014 nine-month period was $104.3 million, or $7.04 per diluted share, compared with a net loss of $17.9 million, or $1.25 per share, a year ago. Results for the fiscal 2014 nine-month period reflect a nonrecurring gain on the deconsolidation of assets and liabilities of the company’s discontinued subsidiaries realized in the first fiscal quarter of 2014.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the nine-month period was $14.5 million, or $0.98 per diluted share, compared with $10.1 million, or $0.71 per diluted share, for the same period a year earlier.

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Motorcar Parts of America, Inc.
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“Results for the quarter benefitted from continued strong industry dynamics within the non-discretionary automotive aftermarket sector. We anticipate this momentum will continue, supported by an aging vehicle population and recent extreme weather conditions throughout most of the nation. I appreciate our team’s efforts in accomplishing industry-leading customer service levels,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees. We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization. Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries. Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries. Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity. Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP. For a reconciliation of net income (loss) to Adjusted EBITDA and adjusted net income (loss) see the financial tables included in the press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international). For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com. A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Monday, February 17, 2014 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 49666177.

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Motorcar Parts of America, Inc.
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About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters and wheel hub assembly products utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia. Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2013 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

# # #

(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Net sales	$65,568,000	$50,658,000	$181,987,000	$155,109,000
Cost of goods sold	43,642,000	34,332,000	124,342,000	103,868,000
Gross profit	21,926,000	16,326,000	57,645,000	51,241,000
Operating expenses:
General and administrative	9,580,000	8,848,000	27,918,000	19,154,000
Sales and marketing	1,905,000	1,983,000	5,779,000	5,479,000
Research and development	452,000	445,000	1,399,000	1,342,000
Total operating expenses	11,937,000	11,276,000	35,096,000	25,975,000
Operating income	9,989,000	5,050,000	22,549,000	25,266,000
Interest expense, net	6,524,000	2,384,000	15,112,000	8,373,000
Income from continuing operations before income tax expense	3,465,000	2,666,000	7,437,000	16,893,000
Income tax expense	2,317,000	880,000	4,022,000	6,237,000
Income from continuing operations	1,148,000	1,786,000	3,415,000	10,656,000
Income (loss) from discontinued operations	-	(851,000)	100,877,000	(28,516,000)

Net income (loss)	$1,148,000	$935,000	$104,292,000	$(17,860,000)

Basic net income per share from continuing operations	$0.08	$0.12	$0.24	$0.75
Basic net income (loss) per share from discontinued operations	-	$(0.06)	6.95	(2.00)

Basic net income (loss) per share	$0.08	$0.06	$7.19	$(1.25)

Diluted net income per share from continuing operations	$0.08	$0.12	$0.23	$0.74
Diluted net income (loss) per share from discontinued operations	-	$(0.06)	6.81	$(1.99)

Diluted net income (loss) per share	$0.08	$0.06	$7.04	$(1.25)

Weighted average number of shares outstanding:

Basic	14,618,930	14,463,782	14,513,864	14,283,080

Diluted	15,262,497	14,525,613	14,820,341	14,348,814

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2013	March 31, 2013
ASSETS	(Unaudited)
Current assets:
Cash	$33,330,000	$19,346,000
Short-term investments	496,000	411,000
Accounts receivable — net	2,634,000	3,689,000
Inventory— net	43,220,000	31,838,000
Inventory unreturned	7,199,000	6,981,000
Deferred income taxes	13,909,000	30,075,000
Prepaid expenses and other current assets	2,369,000	8,195,000
Current assets of discontinued operations	-	52,096,000
Total current assets	103,157,000	152,631,000
Plant and equipment — net	10,392,000	10,036,000
Long-term core inventory — net	134,517,000	118,211,000
Long-term core inventory deposits	28,857,000	27,610,000
Long-term deferred income taxes	13,189,000	2,546,000
Intangible assets — net	3,425,000	3,983,000
Other assets	3,803,000	5,618,000
Long-term assets of discontinued operations	-	44,334,000
TOTAL ASSETS	$297,340,000	$364,969,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$49,997,000	$39,152,000
Accrued liabilities	7,717,000	9,326,000
Customer finished goods returns accrual	12,930,000	14,289,000
Revolving loan	10,000,000	-
Other current liabilities	1,036,000	1,192,000
Current portion of term loan (Net of discount of $557,000 and $125,000, respectively)	7,843,000	3,775,000
Current liabilities of discontinued operations	-	151,914,000
Total current liabilities	89,523,000	219,648,000
Term loan, less current portion (Net of discount of $5,372,000 and $1,980,000, respectively)	81,228,000	78,130,000
Deferred core revenue	13,410,000	12,014,000
Other liabilities	7,746,000	3,481,000
Long-term liabilities of discontinued operations	-	55,210,000
Total liabilities	191,907,000	368,483,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 14,836,980 and 14,460,979 shares issued and outstanding at December 31, 2013 and March 31, 2013, respectively	148,000	145,000
Additional paid-in capital	119,418,000	114,737,000
Accumulated other comprehensive loss	(875,000)	(846,000)
Accumulated deficit	(13,258,000)	(117,550,000)
Total shareholders' equity (deficit)	105,433,000	(3,514,000)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$297,340,000	$364,969,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and nine months ended December 31, 2013 and 2012. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains. Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and nine months ended December 31, 2013 and 2012 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three months ended December 31, 2013 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$65,568,000	$-		$65,568,000
Cost of goods sold	43,642,000	-		43,642,000
Gross profit	21,926,000	-		21,926,000
Gross margin	33.4%			33.4%
Operating expenses:
General and administrative	9,580,000	(3,417,000	)(1)	6,163,000
Sales and marketing	1,905,000			1,905,000
Research and development	452,000			452,000
Total operating expenses	11,937,000	(3,417,000)		8,520,000
Operating income	9,989,000	3,417,000		13,406,000
Interest expense, net	6,524,000	(2,809,000	)(2)	3,715,000	(B)
Income from continuing operations before income tax expense	3,465,000	6,226,000		9,691,000
Income tax expense	2,317,000	1,462,000	(3)	3,779,000	(B)
Income from continuing operations	1,148,000	4,764,000		5,912,000
Net income (loss)	$1,148,000	$4,764,000		$5,912,000	(A)

Diluted net income per share				$0.39
Weighted average number of shares outstanding:
Diluted				15,262,497
Depreciation and amortization				675,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$14,081,000

(1) Discontinued subsidiaries legal, severance and other costs	478,000
Share-based compensation expense	309,000
Mark-to-market losses	2,630,000
Total	3,417,000
(2) Write-off of prior deferred loan fees	2,809,000
(3) Tax effected at 39% tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three months ended December 31, 2012 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$50,658,000	$-		$50,658,000
Cost of goods sold	34,332,000	-		34,332,000
Gross profit	16,326,000	-		16,326,000
Gross margin	32.2%			32.2%
Operating expenses:
General and administrative	8,848,000	(3,222,000	)(1)	5,626,000
Sales and marketing	1,983,000	-		1,983,000
Research and development	445,000	-		445,000
Total operating expenses	11,276,000	(3,222,000)		8,054,000
Operating income	5,050,000	3,222,000		8,272,000
Interest expense, net	2,384,000	1,501,000	(2)	3,885,000	(B)
Income from continuing operations before income tax expense	2,666,000	1,721,000		4,387,000
Income tax expense	880,000	831,000	(3)	1,711,000	(B)
Income from continuing operations	1,786,000	890,000		2,676,000
Income (loss) from discontinued operations	(851,000)	851,000	(4)	-
Net income (loss)	$935,000	$1,741,000		$2,676,000	(A)

Diluted net income per share				$0.18
Weighted average number of shares outstanding:
Diluted				14,525,613
Depreciation and amortization				699,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$8,971,000

(1) Financing and other fees	1,443,000
Share-based compensation expense	917,000
Mark-to-market losses	862,000
Total	3,222,000
(2) Intersegment interest income	1,501,000
(3) Tax effected at 39% tax rate
(4) Discontinued operations	851,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Nine months ended December 31, 2013 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$181,987,000	$1,412,000	(1)	$183,399,000
Cost of goods sold	124,342,000	29,000	(2)	124,371,000
Gross profit	57,645,000	1,383,000		59,028,000
Gross margin	31.7%			32.2%
Operating expenses:
General and administrative	27,918,000	(11,360,000	)(3)	16,558,000
Sales and marketing	5,779,000	(21,000	)(4)	5,758,000
Research and development	1,399,000	(75,000	)(5)	1,324,000
Total operating expenses	35,096,000	(11,456,000)		23,640,000
Operating income	22,549,000	12,839,000		35,388,000
Interest expense, net	15,112,000	(3,462,000	)(6)	11,650,000	(B)
Income from continuing operations before income tax expense	7,437,000	16,301,000		23,738,000
Income tax expense	4,022,000	5,235,000	(7)	9,258,000	(B)
Income from continuing operations	3,415,000	11,066,000		14,480,000
Income (loss) from discontinued operations	100,877,000	(100,877,000	)(8)	-
Net income (loss)	$104,292,000	$(89,811,000)		$14,480,000	(A)

Diluted net income per share				$0.98
Weighted average number of shares outstanding:
Diluted				14,820,341
Depreciation and amortization				2,091,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$37,479,000

(1) Return, stock adjustment and rebates accruals	1,412,000
(2) Cost of stock adjustment accrual and discontinued subsidiaries costs	(29,000)
(3) Discontinued subsidiaries legal, financing, severance and other costs	3,386,000
Share-based compensation expense	550,000
Mark-to-market losses	7,424,000
Total	11,360,000
(4) Discontinued subsidiaries-related expenses	21,000
(5) Consulting fees	75,000
(6) Discontinued subsidiaries' supplier revolving credit line interest and write-off of prior deferred loan fees	3,462,000
(7) Tax effected at 39% tax rate
(8) Discontinued operations	(100,877,000)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine months ended December 31, 2012 (Unaudited)
		Adjustment		Adjusted
Income statement	As Reported	(Non-GAAP)		(Non-GAAP)

Net sales	$155,109,000	$-		$155,109,000
Cost of goods sold	103,868,000	-		103,868,000
Gross profit	51,241,000	-		51,241,000
Gross margin	33.0%			33.0%
Operating expenses:
General and administrative	19,154,000	(3,363,000	)(1)	15,791,000
Sales and marketing	5,479,000	-		5,479,000
Research and development	1,342,000	-		1,342,000
Total operating expenses	25,975,000	(3,363,000)		22,612,000
Operating income	25,266,000	3,363,000		28,629,000
Interest expense, net	8,373,000	3,669,000	(2)	12,042,000	(B)
Income from continuing operations before income tax expense	16,893,000	(306,000)		16,587,000
Income tax expense	6,237,000	232,000	(3)	6,469,000	(B)
Income from continuing operations	10,656,000	(538,000)		10,118,000
Income (loss) from discontinued operations	(28,516,000)	28,516,000	(4)	-
Net income (loss)	$(17,860,000)	$27,978,000		$10,118,000	(A)

Diluted net income per share				$0.71
Weighted average number of shares outstanding:
Diluted				14,348,814
Depreciation and amortization				2,137,000	(B)
Adjusted EBITDA - Sum of (A) and (B)				$30,766,000

(1) Financing and other fees	1,982,000
Share-based compensation expense	917,000
Mark-to-market (gains)	464,000
Total	3,363,000
(2) Intersegment interest income	3,669,000
(3) Tax effected at 39% tax rate
(4) Discontinued operations	28,516,000